Exhibit 99.1

GRANT THORNTON LLP 757 Third Avenue, 9th Floor New York, NY 10017 D +1 212 599 0100 F +1 212 370 4520	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
Board of Directors and Management of SolaREIT1 LLC, SolaREIT 2021 LLC, Guggenheim Securities, LLC and Teachers Insurance and Annuity Association of America:

We have performed the procedures enumerated below, on certain information with respect to attributes of SolaREIT1 LLC’s (the “Company”) solar leases as of December 1, 2021 (the “Subject Matter”) related to SolaREIT 2021 LLC’s (the “Issuer”) issuance of certain classes of notes (the “Securitization Transaction”). The Company is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, Guggenheim Securities, LLC and Teachers Insurance and Annuity Association of America have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The sections that follow outline the procedures we performed on the solar leases and our related findings. For the purposes of all agreed-upon procedures, we assumed that (i) differences of less than or equal to $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement and (ii) differences of less than or equal to 30 days for any date related characteristic, were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•  the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•  the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

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•  the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include Lease Agreements, Purchase Agreements, Easements, COD Notices, Deeds, ALTAs, Offtake Agreements, IC Memos, Estoppel Agreements, Bloomberg Screenshots, Developer Emails and Guggenheim Model.

Due diligence agreed-upon procedures

On October 11, 2021, Guggenheim Securities, LLC, on behalf of the Company, provided us with a computer readable data file (the “Initial Data File”) containing certain characteristics of the solar leases (the “Solar Leases”) included in the Securitization Transaction. The Company provided us with periodic updates received up to and including December 6, 2021 (together with the Initial Data Files, the “Database”). We performed the procedures indicated below on the Solar Leases.

For each of the Solar Leases listed on Appendix A, we compared and agreed or recalculated and agreed certain characteristics (as identified in Exhibit 1) to certain available source documents (the “Source Documents”).

The procedures we performed on the Solar Leases are listed below:

Exhibit 1

Characteristics:

	Sample Characteristic	Source Documents	Procedure
1	Project Company	Lease Agreements	Compared and agreed

2	Address	Lease Agreements	Compared and agreed

3	State	Lease Agreements	Compared and agreed

4	Project Type	Purchase Agreement / Easement	C Compared and agreed

5	Project Stage	COD Notice, IC Memo, Developer Emails, Estoppel Agreements	Compared and agreed

6	COD	COD Notice, IC Memo, Developer Emails, Estoppel Agreements	Compared and agreed

7	Total Acres	Deed / ALTA	Compared and agreed

8	Leased Acres	Lease Agreements	Compared and agreed

9	Purchase Price	PSA	Compared and agreed

10	Lease PV-6	Calc (from model)	Compared and agreed

11	SolaREIT Year 1 Annual Lease Payment	Lease Agreements	Compared and agreed or recalculated and agreed from Lease Agreement

12	Payment Frequency (per yr)	Lease Agreements	Compared and agreed

13	Annual Lease Escalator	Lease Agreements	Compared and agreed

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	Sample Characteristic	Source Documents	Procedure
14	Lease Start Date	Lease Agreements	Compared and agreed

15	Original Initial Lease Term (Yrs)	Lease Agreements	Compared and agreed

16	Remaining Initial Lease Term (Yrs)	Calc	Recalculated and Agreed—Initial Term – ((Lease Start Date – As of Date) / 365)

17	Lease Extensions	Lease Agreements	Compared and agreed

18	Remaining Final Lease Term (Yrs)	Calc	Recalculated and agreed—Remaining Initial Term + (number of extensions * extension length)

19	Offtake Counterparty	PPA / Offtake Agreement / IC Memos / Developer Emails	Compared and agreed

For Characteristic 5 “Project Stage” and Characteristic 6, “COD”, we were instructed, that for instances where a project is not yet operating, to use the estimated Commercial Operation Date (“COD”) located in either the IC Memo or provided Developer email containing an estimated COD. We were further instructed that for any COD that is only specified by a Month and not a specific day, to use the last calendar day of the month.

For Characteristic 7, “Total Acres”, we were instructed that Total Acres include only purchased acres.

For Characteristic 11, “SolaREIT Year 1 Annual Lease Payment”, we were instructed to include any escalators in the lease agreement that would be applicable up to the purchase date by SolaREIT as indicated by the Purchase and Sale Agreement.

For Characteristic 14, “Lease Start Date”, we were instructed to compare this value against the COD notice date.

For Characteristic 18, “Remaining Final Least Term (Yrs)”, we were instructed that in connection with lease extensions, the term “indefinite” in the source documents is treated as equivalent to 10 extensions.

For Characteristic 19, “Offtake Counterparty”, we were instructed that when (i) there was no offtake agreement provided as backup and (ii) the provided Investment Committee (“IC”) memo classifies the offtake counterparty as Residential, that the value should be “Residential”.

We noted no unresolved discrepancies between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

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Our agreed-upon procedures engagement was not conducted for the purpose of the following:

• Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements

• Addressing the value of collateral securing any such assets being securitized

• Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations

• Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization

•  Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions

• Forming any conclusions

• Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company, the Issuer, Guggenheim Securities, LLC and Teachers Insurance and Annuity Association of America. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

New York, New York
December 6, 2021

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Appendix A

SolaREIT

Solar Ground Lease Data Tape

Assumes Cut-off Date of December 1, 2021

Solar Project Details									Solar Ground Lease Details											PPA /Offtake Details
#	Project Name	Project Company	Address	State	Project Stage	COD	Total Acres	Leased Acres	Purchase Price	Lease PV-6	SolaREIT Year 1 Lease Payment	Payment Freq (per yr)	Annual Lease Escalator	Operations Start Date	Original Initial Lease Term (Yrs)	Remaining Initial Lease Term (Yrs)	Lease Extensions	Remaining Final Lease Term (Yrs)		Offtake Counterparty
1	Cross Roads Trail Project	Cross Road Trail Solar, LLC	10711 Cross Road Trail	MD	In Construction	3/31/2022	8.4	8.4	$124,000	$35,596	$8,000	4	2.00%	3/31/2022	5.0	5.0	6 - 5 year extensions	35.0		Residential Offtakers
2	Prawer Community Solar LLC	Prawer Community Solar, LLC	5256 100th St. East	MN	Operating	1/14/2020	13.1	13.1	$131,000	$127,027	$8,003	1	2.00%	1/14/2020	25.0	23.1	2 - 5 year extensions	33.1		Hormel Foods Corporation / Jennie-O / Twin City Tanning / Udder Tech / City of West St. Paul / City of New Richland
3	Michael Stamer	Clara City CSG I, LLC	11085 MN-7	MN	Operating	12/30/2017	8.1	8.1	$160,000	$149,171	$9,619	1	2.50%	12/30/2017	25.0	21.1	2 - 5 year extensions	31.1		Residential Offtakers (680 FICO)
4	Clear Solar I	Clear Solar I, LLC	611 Pine St Ext	NC	Operating	3/8/2021	19.1	19.1	$282,000	$200,259	$17,928	2	2.00%	3/8/2021	15.0	14.3	4 - 5 year extensions	34.3		Duke Energy Progress
5	Dudley, MA	Dudley Solar, LLC	55 Dudley Oxford Rd	MA	Operating	8/11/2017	0.0	16.1	$585,000	$449,746	$45,043	12	2.25%	8/11/2017	20.0	15.7	1 -20 year extension	35.7		80% Commercial / 20% Residential
6	Ridgeway Project	NY Greece I, LLC and NY Greece II, LLC	457 Elmgrove Road	NY	In Construction	9/30/2022	70.6	70.6	$940,704	$1,011,731	$72,505	12	0.00%	9/30/2022	30.0	30.0	5 year extensions (indefinite)	80.0	(2)	50% Commercial / 50% Residential
7	Greentegrity - Yan Solihin	ESA Hamlet NC, LLC	155 Old Laurinburg Road	NC	Operating	6/23/2020	30.2	30.2	$467,500	$359,619	$35,000	1	1.00%	6/23/2020	15.0	13.6	1 - 5 year extension	18.6		Duke Energy Progress
8	Battleground Solar I	FLS 2013 Owner B, LLC	929 York Road	NC	Operating	12/12/2013	30.3	30.3	$200,000	$252,269	$24,204	1	0.00%	12/12/2013	25.0	17.0	1 year extensions (indefinite)	27.0	(2)	Duke Energy Carolinas
9	Kelly Bridge	NY Liberty I, LLC	Kelly Bridge Road	NY	Operating	12/11/2019	19.0	19.0	$385,000	$306,349	$17,889	1	2.00%	12/11/2019	30.0	28.0	5 year extensions (indefinite)	78.0	(2)	Residential Offtakers
10	Constable NY	OYA State Route 122, LLC	1436 State Route 122	NY	In Construction	12/31/2021	56.5	56.5	$480,000	$540,122	$36,179	4	1.50%	12/31/2021	25.0	25.0	3 - 5 year extension	40.0		40% Commercial /60% Residential (Hannaford Bros. Co. LLC / Christopher Community, Inc. / The TJX Companies, Inc.)
11	Pulpuram Corporation	Granville Solar, LLC	7157 US Hwy 15	NC	Operating	11/1/2021	74.0	40.0	$910,000	$439,800	$57,846	12(1)	3.50% every 4 years	11/1/2021	20.0	19.9	2 - 5 year extension	29.9		Duke Energy Progress
12	Villa Roma #1	NY Delaware III, LLC	93 Villa Roma Rd.	NY	Operating	12/27/2019	23.2	23.2	$409,000	$428,819	$25,080	4	2.00%	12/27/2019	30.0	28.1	1 - 5 year extension	33.1		Residential Offtakers with small commercial customers
13	Villa Roma #2	NY Delaware IV, LLC	93 Villa Roma Rd.	NY	Operating	12/27/2019	15.0	15.0	$410,000	$428,819	$25,080	4	2.00%	12/27/2019	30.0	28.1	1 - 5 year extension	33.1		Residential Offtakers with small commercial customers
14	Villa Roma #3	NY Delaware V, LLC	93 Villa Roma Rd.	NY	Operating	12/27/2019	14.0	14.0	$410,000	$428,819	$25,080	4	2.00%	12/27/2019	30.0	28.1	1 - 5 year extension	33.1		Residential Offtakers with small commercial customers
15	Villa Roma #4	NY Delaware VI, LLC	93 Villa Roma Rd.	NY	Operating	12/27/2019	21.4	21.4	$409,000	$428,819	$25,080	4	2.00%	12/27/2019	30.0	28.1	1 - 5 year extension	33.1		Residential Offtakers with small commercial customers
16	Chambers	NY Big Flats I, LLC	201 Chambers Road	NY	Operating	12/30/2020	33.6	33.6	$495,000	$523,791	$30,000	4	2.00%	12/30/2020	30.0	29.1	1 - 5 year extension	34.1		Community Solar
17	Sheridan	Sheridan CSG I, LLC and Sheridan CSG 2, LLC	3323 Werle Road	NY	In Construction	11/1/2022	89.3	89.3	$1,310,000	$1,248,445	$89,500	1	1.00%	11/1/2022	25.0	25.0	1 - 10 year extension	35.0		Residential Offtakers
18	McKenzie Farms	McKenzie Farm, LLC	522 Flitter Hill Road	NC	Operating	10/4/2013	45.4	38.6	$455,888	$268,074	$27,005	2	2.50%	10/4/2013	20.8	12.6	2-5 year extension	22.6		Duke Energy Progress
19	Hickory Grove #2	NY Horseheads II, LLC	198 Hickory Grove Road	NY	Operating	12/30/2020	30.8	30.8	$270,000	$294,589	$16,900	12	2.00%	12/30/2020	30.0	29.1	1 - 5 year extension	34.1		Residential Offtakers
20	Hickory Grove #1	NY Horseheads I, LLC	198 Hickory Grove Road	NY	Operating	12/30/2020	30.8	30.8	$320,000	$348,625	$20,000	12	2.00%	12/30/2020	30.0	29.1	1 - 5 year extension	34.1		Residential Offtakers
21	Bethel ME - NRS	Summit Ridge Energy, LLC	Walkers Mill Rd.	ME	Pre-NTP	6/30/2022	19.6	19.6	$336,593	$296,813	$25,445	4	0.00%	6/30/2022	26.0	25.9	2 - 5 year extensions	35.9		Residential Offtakers

(1)	Modeled as annual payment frequency, but lease permits monthly payments.
(2)	For leases with indefinite renewal terms, it’s assumed the lease will extend ten times.